Exhibit 10-www(9)

AMENDMENT NO. 1 TO THE SECURITY AGREEMENT

AMENDMENT NO. 1, dated as of March 3, 2003 (this "Amendment No. 1"), to the Security Agreement, dated as of December 21, 2001 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), among MEMC Electronic Materials, Inc., a Delaware corporation (the "Borrower"), each subsidiary of the Borrower party thereto (each such subsidiary individually a "Guarantor" and, collectively, the "Guarantors"; and the Guarantors and Borrower are referred to collectively herein as the "Grantors") and Citicorp USA, Inc., as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties.

W I T N E S S E T H:

WHEREAS, pursuant to the Security Agreement, the Grantors agreed to grant to the Collateral Agent a security interest in the Collateral for the ratable benefit of the Secured Parties under a revolving credit agreement, dated as of December 21, 2001, among the Borrower, the lenders party thereto, and Citicorp USA, Inc. as administrative agent and collateral agent (as amended, supplemented or otherwise modified from time to time, the "Bank Revolving Credit Agreement");

WHEREAS, the Borrower has entered into that certain revolving credit agreement, dated as of December 5, 2002, with the lenders party thereto (the "Investor Lenders") and Citicorp USA, Inc. as administrative agent and collateral agent (as amended, supplemented or otherwise modified from time to time, the "Investor Revolving Credit Agreement"), pursuant to which the Investor Lenders agreed to provide the Borrower with a revolving credit facility in an aggregate principal amount not to exceed $35,000,000;

WHEREAS, to induce the Investor Lenders to enter into the Investor Revolving Credit Agreement, the Grantors agreed to grant a senior subordinated security interest in the Collateral (the "Investor Security Interest") to secure the Borrower's obligations under the Investor Revolving Credit Agreement for the ratable benefit of the Secured Parties (as defined in the Investor Revolving Credit Agreement), pursuant to the Security Documents (as defined in the Investor Revolving Credit Agreement);

WHEREAS, the Grantors and the Collateral Agent wish to amend the Security Agreement to, among other things, account for the Investor Security Interest;

WHEREAS, pursuant to Section 7.09 of the Security Agreement, the Security Agreement may be amended or modified pursuant to a written agreement among the Collateral Agent and the Grantors with respect to which such amendment or modification is to apply, with the consent of the Required Lenders as required in accordance with Section 9.02 of the Bank Revolving Credit Agreement; and

NOW THEREFORE, in consideration of the premises herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein or amended hereby, capitalized terms used herein which are defined in the Security Agreement or the Bank Revolving Credit Agreement are used herein as therein defined.

2. Amendments to the Security Agreement.

(a) The definition of "Investor Revolving Credit Agreement" is hereby added in Section 1.01 as follows:

"Investor Revolving Credit Agreement" means the revolving credit agreement dated as of December 5, 2002 among the Borrower, the lenders party thereto and Citicorp USA, Inc. as administrative agent and collateral agent, as such agreement may be further amended, restated, modified or supplemented at any time and from time to time.

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dated as of December 5, 2002 among the Borrower, the lenders party thereto and Citicorp USA, Inc. as administrative agent and collateral agent, as such agreement may be further amended, restated, modified or supplemented at any time and from time to time.

(b) The definition of "Investor Revolving Credit Documentation" is hereby added in Section 1.01 as follows:

"Investor Revolving Credit Documentation" means, collectively, (i) the Investor Revolving Credit Agreement, (ii) the guarantee agreement, the security agreement, the pledge agreement and the indemnity, subrogation and contribution agreement executed in connection with such Investor Revolving Credit Agreement and (iii) any other security documents or other ancillary documents executed in connection therewith, all as amended, restated, modified or supplemented at any time and from time to time.

(c) The definition of "Investor Revolver Obligations" is hereby added in Section 1.01 as follows:

"Investor Revolver Obligations" has the meaning assigned to such term in the Investor Revolving Credit Agreement.

(d) Section 3.04 is hereby amended to insert the following sentence at the end of Section 3.04: "For purposes of this Section 3.04, in each place where this Section makes reference to Liens expressly permitted pursuant to Section 6.02 of the Revolving Credit Agreement, the Liens created under the Investor Revolving Credit Documentation shall be considered a Lien expressly permitted pursuant to Section 6.02 of the Revolving Credit Agreement."

(e) Section 6.03 is hereby amended as follows:

(i) immediately after the paragraph beginning with "SECOND, to the payment in full of the Revolving Credit Obligations . . ." and before the paragraph beginning with "THIRD, to the payment in full of the Indenture Obligations outstanding . . .", the following paragraph is inserted: "THIRD, to the payment in full of the Investor Revolver Obligations outstanding;";

(ii) the word "THIRD" in the paragraph beginning with "THIRD, to the payment in full of the Indenture Obligations outstanding . . ." is deleted and replaced with the word: "FOURTH"; and

(iii) the word "FOURTH" in the paragraph beginning with "FOURTH, to the Grantors . . ." is deleted and replaced with the word: "FIFTH".

3. Effectiveness. This Amendment No. 1 shall become effective as of the date first written above (the "First Amendment Effective Date").

4. Reference to and Effect on the Security Agreement.

(a) On or after the First Amendment Effective Date, each reference in the Security Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import referring to the Security Agreement, shall mean and be a reference to the Security Agreement, as amended by this Amendment No. 1.

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(b) Except as amended hereby, the provisions of the Security Agreement are and shall remain in full force and effect.

(c) This Amendment No. 1 shall not be construed as a waiver or consent to any further or future action on the part of any of the Grantors that would require a waiver or consent of the Collateral Agent.

5. Counterparts. This Amendment No. 1 may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument.

6. GOVERNING LAW. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the Borrower, each of the Grantors, the Collateral Agent and the Required Lenders have caused this Amendment No. 1 to be executed and delivered by their duly authorized officers as of the date first above written.

MEMC ELECTRONIC MATERIALS, INC., By: /s/ Kenneth L. Young Name: Kenneth L. Young Title: Treasurer

EACH OF THE GUARANTORS By: /s/ Kenneth L. Young Name: Kenneth L. Young, in his capacity as Treasure for each of the Guarantors

CITICORP USA, INC. as Collateral Agent and Lender By: /s/ Allen Fisher Name: Allen Fisher Title: Vice President

UBS AG, STAMFORD BRANCH, as Lender By: /s/ Wilfred V. Saint Name: Wilfred V. Saint Title: Associate Director, Banking Products Services, US

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By: /s/ Susan Bruhner Name: Susan Bruhner Title: Associate Director, Banking Products Services, US

CONSENTED TO AND AGREED:

Name of Institution:	TPG PARTNERS III, L.P. By: TPG GenPar III, L.P., Its General Partner By: TPG Advisors III, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President
Name of Institution:	TPG PARALLEL III, L.P. By: TPG GenPar III, L.P., Its General Partner By: TPG Advisors III, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President
Name of Institution:	TPG INVESTORS III, L.P. By: TPG GenPar III, L.P., Its General Partner By: TPG Advisors III, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President

CONSENTED TO AND AGREED:

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Name of Institution:	FOF PARTNERS III, L.P. By: TPG GenPar III, L.P., Its General Partner By: TPG Advisors III, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President
Name of Institution:	FOF PARTNERS III-B, L.P. By: TPG GenPar III, L.P., Its General Partner By: TPG Advisors III, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President
Name of Institution:

TPG DUTCH PARALLEL III, C.V.

By: TPG GenPar Dutch, L.L.C.,
Its General Partner

By: TPG GenPar III, L.P.,

Its Sole Member

By: TPG Advisors III, Inc.,
Its General Partner

By: /s/ Richard A. Ekleberry
Name: Richard A. Ekleberry
Title: Vice President

CONSENTED TO AND AGREED:

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Name of Institution:	T3 PARTNERS, L.P. By: T3GenPar, L.P., Its General Partner By: T3 Advisors, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President
Name of Institution:	T3 PARALLEL, L.P. By: T3 GenPar, L.P., Its General Partner By: T3 Advisors, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President
Name of Institution:	T3 INVESTORS, L.P. By: T3 GenPar, L.P., Its General Partner By: T3 Advisors, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President

CONSENTED TO AND AGREED:

Name of Institution:	T3 DUTCH PARALLEL, C.V. By: T3 GenPar Dutch, L.L.C., Its General Partner

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By: T3 GenPar, L.P., Its Sole Member By: T3 Advisors, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President
Name of Institution:	T3 PARTNERS II, L.P. By: T3 GenPar II, L.P., Its General Partner By: T3 Advisors II, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President
Name of Institution:	T3 PARALLEL II, L.P. By: T3 GenPar II, L.P., Its General Partner By: T3 Advisors II, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President

CONSENTED TO AND AGREED:

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Name of Institution:	GREEN EQUITY INVESTORS III, L.P. By: GEI Capital III, LLC, as its General Partner By: /s/ John Danhakl Name: John Danhakl Title:
Name of Institution:	GREEN EQUITY INVESTORS SIDE III, L.P. By: GEI Capital III, LLC, as its General Partner By: /s/ John Danhakl Name: John Danhakl Title:

CONSENTED TO AND AGREED:

Name of Institution:	TCW/CRESCENT MEZZANINE PARTNERS III, L.P.,
TCW/CRESCENT MEZZANINE TRUST III and
TCW/CRESCENT MEZZANINE PARTNERS III NETHERLANDS, L.P.

By: TCW/Crescent Mezzanine Management III, L.L.C.,
as Its Investment Manager

By: TCW Asset Management Company, as Its Sub- Advisor

By: /s/ Jean-Marc Chapus
Name: Jean-Marc Chapus
Title: Group Mananing Director

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